COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
Commitments And Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 8 – COMMITMENTS AND CONTINGENCIES

Leases

The Company’s corporate headquarters is located at Two High Ridge Park, Stamford, Connecticut. The Company leases space pursuant to the Shared Services Agreement. The lease will expire in September of 2016. The annual rent for the office space occupied by the Company is approximately $117.

Litigation

The Company is subject to claims, counterclaims and legal actions that arise in the ordinary course of business. The plaintiff in each Patent Suit may have defenses to any counterclaim.  In addition, the defendants in certain of the Patent Suits have filed or may file motions seeking costs and fees against the plaintiff, which have been or may be opposed. The Company may also be subject to legal actions arising from claims against Walker Digital related to certain patent families we received by recorded assignments at the time of the Merger.  Management believes that the ultimate liability with respect to these claims and legal actions, if any, will not have a material effect on the Company’s financial position, results of operations or cash flows. The Company recognizes a liability for a contingency when it is probable that liability has been incurred and when the amount of loss can be reasonably estimated. When a range of probable loss can be estimated, the Company accrues the most likely amount of such loss, at no less than the minimum of the range. As of December 31, 2014 and 2013, the litigation accrual was not material.

Accrued Bonuses

As of December 31, 2014 and 2013, accrued bonuses included in accrued expenses on the Consolidated Balance Sheets were $200 and $207 respectively. All accrued bonuses are discretionary in nature.